UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) May 23, 2006
                                                      -----------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                      001-31715             42-1523809
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(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


                      2188 Highway 86  Milford, Iowa  51351
        ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701

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ITEM 7.01  REGULATION FD DISCLOSURE

In a publicly accessible conference call on May 23, 2006, we released revised guidance for results of operations for our current fiscal year. A transcript of the information disclosed is attached hereto as
Exhibit 99.22 and incorporated herein by reference.

The information, including the exhibit, the registrant furnished in this report is not deemed "filed" for purposes of section 18 of the Securities Act of 1934, as amended, or otherwise subject to liabilties of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.


ITEM  9.01 FINANCIAL  STATEMENTS AND EXHIBITS.


99.22 Transcript of disclosure regarding revised guidance for fiscal year.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

                                     Date   May 25, 2006
                                     ------------------------------

                                     By: /s/ John Gault
                                         --------------------------
                                             John Gault
                                             Principal Executive Officer,
                                             President and Director






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